EXHIBIT 99.1

Golden Matrix Provides Update On Timing of Next Periodic Report

LAS VEGAS, NV, June 18, 2024 - Golden Matrix Group Inc. (NASDAQ:GMGI)(“Golden Matrix” or the “Company”), a developer, licensor and global operator of online gaming and eCommerce platforms, systems and gaming content, today provided an update on the timing of its next periodic report.

As previously reported, Golden Matrix has changed its fiscal year from October 31st to December 31st.

Because of that change in fiscal year upon the closing of the recent acquisition, and because of the timing of the acquisition, the next periodic report which the combined company is required to file is the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which Golden Matrix plans to file prior to the due date thereof, which is August 14, 2024.

As previously disclosed, on April 9, 2024, and effective on April 1, 2024, Golden Matrix completed the acquisition of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia; Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, “MeridianBet Group”).

The acquisition is treated as the purchase by the MeridianBet Group of Golden Matrix under accounting principles generally accepted in the United States, or GAAP. Under the purchase method of accounting, the assets and liabilities of Golden Matrix will be recorded, as of the completion of the Purchase, at their respective fair values, in the financial statements of the MeridianBet Group and the financial statements of the combined company issued after the completion of the acquisition will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of Golden Matrix.

In the interim, investors are also encouraged to review the financial statements of the MeridianBet Group for the quarter ended March 31, 2024, and the pro forma financial statements of the combined company, which were included as exhibits to Golden Matrix’s Current Report on Form 8-K/A, which was filed with the Securities and Exchange Commission on June 4, 2024.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Founded in 2001, the MeridianBet Group is a well-established online sports betting and gaming group, licensed and currently operating in 15 jurisdictions across Europe, Africa and South America. The MeridianBet Group’s successful business model utilizes proprietary technology and scalable systems, thus allowing it to operate in multiple countries and currencies and with an omni-channel approach to markets, including retail, desktop online and mobile.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the Company to obtain the funding required to pay certain MeridianBet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the sellers of the MeridianBet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2023, its Quarterly Report on Form 10-Q for the quarter ended January 31, 2024, and its Definitive Proxy Statement on Schedule 14A, filed with the SEC on February 2, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

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Golden Matrix Group

Contact: ir@goldenmatrix.com

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